Subsequent Events	21 Months Ended
Sep. 30, 2020
Subsequent Events
Subsequent Events

Note 20. Subsequent Events

The NDOI approved on November 4, 2020, an additional capital contribution of $4.5 million from Midwest to SRC1.

We continue to closely monitor developments related to the coronavirus (COVID-19) pandemic to assess any potential adverse impact on our business. Due to the evolving and highly uncertain nature of this event, it currently is not possible provide a longer-term estimate of potential insurance or reinsurance exposure or the indirect effects the pandemic may have on our results of operations, financial condition or liquidity. Management implemented the Company's business continuity plan in early March 2020 and operated thriugh July 2020 with the majority of employees working remotely. Opreations continued as normal despite a sharp increase on sales during the period. We continue to monitor the Centers for Disease Control and Prevention and Nebraska guidelines regarding employee safety.